United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 6, 2022

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.125% Senior Notes due 2022	FIS22C	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
0.625% Senior Notes due 2025	FIS25B	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
1.000% Senior Notes due 2028	FIS28	New York Stock Exchange
2.250% Senior Notes due 2029	FIS29	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 6, 2022, Fidelity National Information Services, Inc. (“FIS”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc., MUFG Securities Americas Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein, providing for the issuance and sale of $750,000,000 in aggregate principal amount of 4.500% Senior Notes due 2025, $500,000,000 in aggregate principal amount of 4.700% Senior Notes due 2027, $750,000,000 in aggregate principal amount of 5.100% Senior Notes due 2032 and $500,000,000 in aggregate principal amount of 5.625% Senior Notes due 2052 (collectively, the “Notes”). The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Underwriting Agreement is filed with reference to and hereby is incorporated by reference into the automatically effective Registration Statement on Form S-3ASR (File No. 333-265745) of FIS filed with the Securities and Exchange Commission (the “Commission”) on June 21, 2022 (the “S-3”). The Notes are being offered and sold pursuant to the S-3, as supplemented by a preliminary prospectus supplement dated July 6, 2022 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 (the “Securities Act”) on July 6, 2022, a free writing prospectus dated July 6, 2022 filed with the Commission pursuant to Rule 433 under the Securities Act on July 6, 2022, and a final prospectus supplement dated July 6, 2022 filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act on July 8, 2022. The closing of the Notes offering is expected to occur on July 13, 2022, subject to the satisfaction of customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 6, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated July 6, 2022.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.

Date: July 11, 2022

	By:	/s/ Charles H. Keller
	Name:	Charles H. Keller
	Title:	Senior Vice President, Sr. Deputy General Counsel and Corporate Secretary